Exhibit 99.1

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM Modulating an Innate Immune Response Against Diseases IN MB CORPORATE PRESENTATION Aug 2020

FORWARD LOOKING STATEMENTS This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors relating to our industry, our operations and results of operations . There is no guarantee that any specific outcome will be achieved . Investment results are speculative and there is a risk of loss, potentially all loss of investments . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . 2

INVESTMENT SUMMARY

- Immunology company, advancing through Phase I and Phase II clinical trials
- Catalyst rich programs with multiple readouts in 2020 and 2021
- Two platforms with novel approaches targeting the innate immune system

DOMINANT NEGATIVE TUMOR NECROSIS FACTOR (DN-TNF) PLATFORM

QUELLOR™ INB03™ LIVNate™ XPro1595™

First dominant-negative protein to enter clinic selectively targeting inflammation without immunosuppression

NK CELL PRIMING PLATFORM

INKmune™

INKmune primes patient's NK cells to eliminate residual disease

- Over 65 publications from multiple universities worldwide on both platforms with extensive *in vivo* data
- Notable shareholder and director, Xencor
- Insiders own ~50%

INmuneBio 3

PIPELINE

Focused on Developing Therapies that Target the INNATE IMMUNE System

DN-TNF PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL	EST. NEXT MILESTONE
INmuneBio for Cancer INB03™	Trastuzumab Resistance ONCOLOGY					1H-21 initiate p2
INmuneBio for NASH LIVNate™	NASH GI					1H-21 Initiate p2
Grant Funded INmuneBio for AD XPro1595™	Alzheimer's Disease CNS					2H-20 Complete p1
INmuneBio for COVID-19 QUELLOR™	COVID-19					3Q-20 Initiate p2

NK PRIMING PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL	NEXT MILESTONE
INmuneBio for Ovarian Cancer INKmune™	Ovarian CANCER					1H21 initiate p1
INmuneBio for High Risk MDS INKmune™	Myelodysplastic Syndrome ONCOLOGY					2H20 Initiate p1

INmuneBio 4

NEXT GENERATION TNF INHIBITOR - SAFER AND SELECTIVE TO TARGET MARKETS EXISTING TNF INHIBITORS MUST AVOID DN - TNF PLATFORM TECNOLOGY 5

TUMOR NECROSIS FACTOR (TNF) The “Master” Cytokine ▪ sTNF promotes translation of IL6, Lipocalin 2 and other downstream cytokines ▪ Block sTNF and downstream pro - inflammatory cytokines do not occur LCN2 IL 6 ANTI - INFLAMATORY Time Plasma Concentration sTNF 6 PRO - INFLAMATORY Adapted from Andreasen et al 2008

THE BIOLOGY OF CURRENT TNF INHIBITORS

Current Inhibitors Are Not Selective and Block X Both Forms of TNF



Soluble TNF ('sTNF')
BAD
ransmembrane-bound
('tmTNF') GOOD
TNFR1
TNFR2
Internalization

Adapted from MacEwan et al 2002

Negative effects of TNF are a result of sTNF WHEREAS tmTNF PROVIDES IMMUNOSUPPORTIVE AND NEUROPROTECTIVE FUNCTION IMPORTANT TO HOST SURVIVAL

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TNF BIOLOGY. HOW DN-TNF WORKS

DN-TNF Neutralizes ONLY Soluble TNF and Leaves Transmembrane TNF and the Receptors Functional



"BAD" sTNF with DN-TNF
does not bind to receptors
Only "GOOD" tmTNF continues to
bind to TNFR1 and TNFR2
TNFR1
TNFR2
Internalization

Adapted from MacEwan et al 2002

DIFFERENCES:

Selective vs. Non-Selective TNF Inhibition

	Non-Selective	DN TNF
Decreases inflammation	Y	Y
Increased risk of infection	Y	N
Increased risk of cancer	Y	N
Causes demyelination	Y	N
Neuroprotective	N	Y
Enhances neuroplasticity	N	Y

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9 Days Post - Infection % Survival FUNCTIONAL tmTNF PREVENTS IMMUNOSUPPRESSION SELECTIVE TARGETING PREVENTS DEMYLINATION Non - selective TNF Inhibition Causes Demyelination, DN - TNF Promotes Remyelination CUPRIZONE Model of Multiple Sclerosis REMYELINATION ETANERCEPT Anti - inflammatory AND immunosuppressive DN - TNF Anti - inflammatory NOT immunosuppressive Non - selective TNF Inhibition Causes Immunosuppression

Clinical Trial to Test Neuroinflammation as the Common Denominator of ALZHEIMER’S DISEASE 10

RISK OF ALZHEIMER’S DISEASE IN MAN Risk of general population Adapted from Chou et al. 2016 8.5M claims Despite positive AD activity, non - selective TNF inhibitors increase the risk of cancer, infection, and MS AD risk is not reduced by other anti - inflammatory treatments 11 sTNF A VALIDATED TARGET IN ALZHEIMERS DISEASE

PHASE 1 AD TRIAL

Phase IB trial in Alzheimer's patients with biomarkers of inflammation


1
1
1
1
3

DESIGN

- 18 patients in 3 cohorts
- Weekly XPro1595™ SubQ injections for 3 months
- Biomarkers of inflammation at 0, 6, 12 weeks

INCLUSION

Must have 1 inflammatory biomarker (local lab):

- hsCRP≥1.5
- ESR≥10
- HbA1C ≥6%
- APOE4 positive

ENDPOINTS

- Safety
- Change in inflammation (blood, CSF, Brain, breath, behavior)
- Change in neuropsychiatric symptoms, cognition, QOL

IMMUNOLOGIC BIOMARKERS

BEHAVIORAL BIOMARKERS OF INFLAMMATION

SLEEP DISORDERS | DEPRESSION | PSYCHOSIS | APATHY | AGGRESSION

BIOLOGICAL BIOMARKERS OF INFLAMMATION


MRI
FreeWater content of white matter
BLOOD
Inflammation & Neurodegeneration (*Roche NeuroTool kit*)
CSF
Inflammation & Neurodegeneration (*Roche NeuroTool kit*)
BREATH
Volatile Organic Compounds

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WHITE MATTER FREE WATER A Biomarker For Neuroinflammation Free water = edema/swelling = inflammation

WHITE MATTER FREE WATER: 14 From Dumont 2019 White Matter Free Water A Biomarker For Neuroinflammation WMFW - sex and age matched NC and AD subjects AD Normal aging

NEUROINFLAMMATION CONTINUES TO INCREASE OVER TIME AND CORRELATES WITH CHANGES TO AMYLOID Dumont et al Descoteaux Frontiers in Aging Neuroscience 2019

NEUROINFLAMMATION – FREE WATER WHITE MATTER Safe White Matter Mask Arcuate fasciculus Uncinate fasciculus , Inferior fronto - occipital fasciculus , Splenium of the corpus callosum , Inferior longitudinal fasciculus Inferior longitudinal fasciculus , Uncinate fasciculus Measures Whole brain inflammation Measure Inflammation in specific white matter tracts

XPRO1595 REDUCES WHOLE BRAIN NEUROINFLAMMATION

XPro1595 reduces neuroinflammation within the

Arcuate Fasciculus Premotor cortex Broca’s area Wernicke's area The arcuate plays a key role in language processing – the ability to understand or express speech

SUMMARY ▪ Neuroinflammatory biomarkers assessed by free water white matter in 6 AD patients ▪ N=3 at 0.3 mg/kg of XPro1595 ▪ N=3 at 1.0 mg/kg of XPro1595 ▪ Dose - dependent reduction in whole brain neuroinflammation (“safe mask free water”) ▪ A more focused analysis shows a 40.6% reduction neuroinflammation within the Arcuate Fasciculus – dose independent.

21 Clinical Trial to Determine if Targeting Soluble TNF (sTNF) may Prevent Catastrophic Complications of COVID - 19

▪ Cytokine storm caused by increase expression of sTNF, IL1, and IL6 ▪ sTNF significantly elevated in blood of patients ▪ Neutralizing sTNF should decrease expression of IL1 and IL6 ▪ Ideal therapy has 5 characteristics: ▪ Safe and well tolerated ▪ Not immunosuppressive ▪ Easy to use ▪ Rapid onset ▪ Targets inflammation Normal TNF level <10pg/ml TNF levels elevated in COVID - 19 Patients *p<0.05 22 BLUNTING CYTOKINE STORM AND HYPERINFLAMMATION 250 200 150 100 50 0 Diao2020 Non - ICU ICU

WHY sTNF AND WHY QUELLOR™?

- Stops inflammation
- Not immunosuppressive
- Rapid onset
- No contra-indications
- Easy to use
- Safe and well tolerated
- Crosses BBB (Blood Brain Barrier)

QUELLOR™ IS NOT IMMUNOSUPPRESSIVE

Approved cytokine inhibitors (anti-TNF/IL6/IL1) are immunosuppressive

- QUELLOR does not compromise immune response to viral infection
- QUELLOR improves immune response to bacterial infection including M. tuberculosis or parasitic infection (not shown)
- Corticosteroids very immunosuppressive - contraindicated in COVID-19

No Change in Survival after EEE or Coxsackie B3 infection


Percent survival
Day of death
EEE injected
XPro1595, beg -24h
XPro1595, beg 0 h
XPro1595, beg 6 h
XPro1595, beg 24 h
XPro1595, beg 48 h
Placebo
Placebo, Sham-infected
Normal Controls


A. Survival
Percent survival
Days after CVB3 challenge
CVB3 injected
XPro 1595 10 mg/kg/day
XPro 1595 3.2 mg/kg/day
Xpro 1595 1 mg/kg/day
vehicle
IVIG 1000 mg/kg/day
Sham injected
XPro 1595 10 mg/kg/day
IVIG 1000 mg/kg/day
vehicle

Quellor labeled as XPro1595
Viral data from NIAID contract 2020

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PHASE II TRIAL: Treating Pulmonary Complications of COVID - 19 Goal : Prevent progression to catastrophic complications ▪ Enrollment criteria: COVID - 19 infection with room air SaO2<94% ▪ One or more medical/demographic comorbidities: age ≥ 60; hypertension, cardiovascular disease, BMI ≥ 30; diabetes, Black or Hispanic race ▪ Exclusion criteria: pregnancy, corticosteroids>10mg/d, TNF therapy, CCR5 antagonist, any cytokine pathway inhibitor, need for immediate mechanical ventilation, enrolled in another therapeutic clinical trial ▪ Previous medical conditions: cancer in last 2 years, diagnosis of HIV, HCV, HBV ▪ Treatment groups: SOC vs SOC+Quellor™ 1mg/kg subQ day 1 and 7 (if in hospital) ▪ SOC may include remdesivir ▪ Primary end - point: need for mechanical ventilation in 28 days ▪ Mechanical ventilation: CPAP, BiPAP or intubation (any type of respiratory support with a plug) ▪ Secondary end - points: transfer to ICU, new onset neurologic, cardiovascular or thromboembolic disease, development of renal failure or death ▪ Patient discharged based on clinical status ▪ Final study visit day 28 ▪ Size: N=360 patients randomized 1:1 ▪ First 100 patients “proof - of - concept” to GO/NOGO decision ▪ If DSMB says “GO”, follow - on study 266 patients 24

DN - TNF Options in Immuno - Oncology for Treatment of Resistance to Immunotherapies 25

▪ ~20% of women with breast cancer are HER2+ ▪ ~25% have metastatic disease ▪ ~30% will develop brain metastasis ▪ MUC4 expression predicts trastuzumab resistance PROBABILITY OF DISEASE - FREE SURVIVAL 26 TRASTUZUMAB RESISTANCE IN BREAST CANCER I g G T D N T + D N 0 20 40 60 % C D 1 1 b / C D 4 5 + * * FEWER MYELOID CELLS JIMT - 1 BREAST CANCER INTO NUDE MOUSE MORE ACTIVATED NK CELLS INB03 CHANGES TME IN VIVO

INB03 REVERSES TRASTUZUMAB RESISTANCE

1st – It Modifies immunology of TME and DECREASES MYELOID CELLS, INCREASES NK CELLS IN VIVO
2nd – It Decreases MUC4 Expression – MUC4 Expression resistance to Trastuzumab and promotes metastasis

Model of Metastasis: Downregulation of MUC4 prevents wound closure in in JIMT-1 TUMORS



%Wound closure
100
50
0
ns
ns
**
IgG
DN
LAP
LAP+DN

T-trastuzumab DN- INB03
Schillaci-NYAS2020

MUC4 BLOCKS TRASTUZUMAB BINDING



Solulable TNF and MUC4 blocking Trastuzumab binding
Trastuzumab
Solulable TNF
TNFR
HER2
MUC4
Cell Membrane

INB03 DECREASES MUC4 EXPRESSION



INB03 eliminating TNFa to allow Trastuzumab binding
INB03
TNFR
HER2
Trastuzumab
MUC4
Cell Membrane

MUC4 BLOCKS FUNCTION OF TRASTUZUMAB CONJUGATES



BT-474 T2
³H-Thymidine Incorporation (cpm)
5,000
4,000
3,000
2,000
1,000
0
*
*
*
IgG (10 μg/mL) + – – + – –
TZ (10 μg/mL) – + – – + –
T-DM1 (0.6 nmol/L) – – + – – +
Ctrl siRNA
MUC4 siRNA

Using MUC4 silencing siRNA confirms MUC4 causes resistance to trastuzumab based immunotherapy – naked or as part of conjugate (Schillaci 2017)

INmuneBio 27

CONCLUSIONS FROM INB03™ PHASE I DATA

Open Label, Biomarker Directed, Dose-escalation Trial In Patients With Advanced Solid Tumors And Elevated Markers Of Inflammation

ENROLLMENT CRITERIA:
Advanced solid tumors
hsCRP > 4 mg/L
Treatment: INB03 subQ once a week
3 cohorts of 3: 0.3, 1.0, 3.0 mg/kg

PHASE I SUMMARY

INB03 has been tolerated across multiple dose levels

- No SAE, No DLT
- Well tolerated
- 1mg/kg once a week will be carried into Phase 2
- Dose provides robust trough drug levels
- Pharmacologically active: >50% decrease of IL6 in blood
- Results informed Phase 2 design



% change of inflammatory biomarkers after 28 days of INB03 treatment
CRP
61 – 43 mg/L
SD (64 - 47)
-29%
CCL2
772 - 537 pg/mL
SD (764 - 438)
-30%
IL6
5 - 3 pg/mL
SD (4 -3)
-41%

SAMPLE

11 patients treated

DEMOGRAPHIC

Age (median): **54** Gender: **6M/5F**

DISEASE

Ovary, Mesothelioma; RCC, Lung; Prostate; Colon, Cholangial, other

PREVIOUS LINES OF THERAPY

3 (range:2-5)

INB03 DURATION

74 days (21-119d)

- No drug related SAE
- All discontinuation due to disease progression

INmuneBio 28

29 Twofer1: PHASE II IN HER2+ METASTATIC BREAST CANCER Step 1: eliminating MUC4 and modifying the TME GOAL: IMPROVE RESPONSE TO IMMUNOTHERAPY Modifying the TME To Reverse Resistance To Immunotherapy ▪ Metastatic HER2+ breast cancer resistant to immunotherapy ▪ Trastuzumab resistant ▪ Immune checkpoint resistant ▪ MUC4 expression is a biomarker for trastuzumab resistance and an immunosuppressive TME (immune desert) ▪ Hypothesis: elimination of MUC4 expression improves response to trastuzumab and “improves” TME ▪ Two step plan: ▪ Demonstrate INB03 decreases expression of MUC4 and eliminates immune desert in metastatic HER2+ breast cancer ▪ Addition of immune checkpoint inhibitors will improve outcome ▪ Metastatic MUC4+/HER2+ breast cancer on trastuzumab based immunotherapy ▪ Biopsy proven MUC4 expression with quantification of myeloid and lymphoid populations of TME ▪ n=25 patients on ANY trastuzmab based therapy ▪ Add INB03 to treatment regimen ▪ INB03 1mg/kg/week subcutaneous injection ▪ Repeat biopsy at 4 weeks ▪ Predicted outcome: ▪ Decrease MUC4 expression ▪ Decrease myeloid population of TME ▪ Increase CD8+ lymphoid population of TME

Addressing the Link Between Liver Fibrosis, the Innate Immune Cells of the Liver and Inflammation, a Pleiotropic Approach 30

THREE CYCLES OF INFLAMMATION LEAD TO NASH LIVNate™ REDUCES INSULIN RESISTANCE 25 27 29 31 33 35 37 39 41 43 B a s e l i n e W e e k 1 W e e k 2 W e e k 3 W e e k 4 W e e k 5 W e e k 6 W e e k 7 W e e k 8 W e e k 9 W e e k 1 0 w e e k 1 1 w e e k 1 2 w e e k 1 3 B o d y W e i g h t ( g ) Control/Saline Control/XPro1595 HSHF/Saline HSHF/XPro1595 25 27 29 31 33 35 37 39 41 43 B a s e l i n e W e e k 1 W e e k 2 W e e k 3 W e e k 4 W e e k 5 W e e k 6 W e e k 7 W e e k 8 W e e k 9 W e e k 1 0 w e e k 1 1 w e e k 1 2 w e e k 1 3 B o d y W e i g h t ( g ) Control/Saline Control/XPro1595 HSHF/Saline HSHF/XPro1595 31 With No Weight Change REGIONAL INFLAMMATION PERIPHERAL INFLAMMATION Obesity Insulin Resistance Intestinal Inflammation Mesenteric Fat LOCAL INFLAMMATION Lipotoxicity Innate Immune Activation STEATOHEPATITIS (NASH) Healthy Liver Fatty Liver

0 1 2 3 0 1 2 3 0 1 2 Control 2 4 1 - - - 1 6 3 3 1 LIVNate™ 4 4 - - - - 5 3 8 - - HEPATOCYTE BALLOONING LOBULAR INFLAMMATION STEATOSIS Control 4.4 ц 0.8 LIVNate™ 2.9 ц 0.8 NAS (mean ц SD) Parameter (mean ц SD) Control LIVNate™ Sirus Red positive area (%) 0.96 ц 0.29 0.69 ц 0.23 FIBROSIS SCORE N 7 8 STAM MODEL 32 LIVNate™ Reduces Hepatocyte Death and Fibrosis In Vivo With No Change in Total Body Weight

NASH TRIAL DESIGN Phase IIa Biomarker Directed Trial Phase IIa open label trial ▪ Patients with F2/3 NASH by non - invasive studies with >10% fat in liver with LIVNate™ 1mg/kg SQ treatment with for 12 weeks ▪ PIFF and non - invasive biomarkers at 0, 6 and 12 weeks ▪ Open label so biomarkers “visible” at 6 - week time point N = 20 patients Expected results 1. Decrease in liver fat 2. Improvement in liver function tests 3. Improvement in insulin resistance. Exploratory end - points ▪ Improvement in breath test ▪ Decrease in intestinal leak 33

Natural Killer cells are responsible for clearing residual disease 34

NK CELLS DETERMINE RELAPSE OR SURVIVAL THROUGH THEIR ABILITY TO TARGET RESIDUAL DISEASE ▪ Patients who relapse have NK cells that do not target the MRD which survives chemotherapy ▪ Patients who survive have NK cells that can see and target MRD and provide long lasting remissions ▪ Circulating resting NK cells are activated through a complex set of signals that reside on the cancer cell ▪ Cancer cells avoid NK killing by loss of signals from their cell surface to avoid activating an NK cell response Problem Patient’s NK cells are inactive to their own cancer cells Solution INKmune™ provides the patient’s NK cells the missing signals to attack MRD DIFFERENCE BETWEEN SURVIVORS AND RELAPSERS IS NK FAILURE TO ERADICATE MRD 35

S1 S2 rNK Cell = Resting NK Cell TpNK Cell = tumor - primed NK Cell INKmune™ provides missing signals to the NK cells to initiate NK killing of tumor cells INKmune™ CELLS PRIME NK CELLS TO ELIMINATE MRD S2 Tumor cells down - regulate surface molecules which prime NK cell activity, “evading” NK cell killing and allowing cancer to grow rNK Cell Cancer Cell RELAPSE DUE TO MRD Priming Triggering INKmune™ PROVIDES MISSING PRIMING SIGNAL S2 TpNK Cell Dead - Cancer Cell Triggering S2 36

INKmune™ PRIMED NK CELLS Human ovarian cancer cells plus patient’s own NK cells Human ovarian cancer cells with patient’s NK cells after INKmune treatment Modified from Lowdell et al 2007 & 2011 BROAD THERAPEUTIC PLATFORM x Blood cancers: AML, MM, lymphoma x Solid tumors: breast, ovary, prostate, renal, lung 37 Kill Resistant Ovarian Cancer Cells In Vitro INKmune™ PRIMED NK Active Against Many Types of Cancers

HIGH - RISK MDS CLINICAL STUDY A Phase I Open - Label Dose Escalation Study of Intravenous INKmune™ in Patients with Myelodysplastic Syndrome with Excess Blasts (MDS - EB - 1/2 - MDS - CMML 1/2) Primary 1. To evaluate the safety and tolerability of INKmune when given intravenously 38 Exploratory 1. To assess the pharmacodynamics by analysing natural killer cells obtained from peripheral blood and bone marrow as available 2. To measure primed NK cells and their functional ability using the tumour killing assay Secondary 1. To assess the change in [or effect upon] number and percentage of blasts in peripheral blood and bone marrow 2. To assess the overall response rate in subjects administered INKmune using WHO criteria 3. To assess the duration of response ▪ MDS is an incurable disease ▪ No agent is approved for second - line therapy, which means there is a significant unmet need for the management of MDS within all risk groups. About one - third of all MDS cases evolve to become AML ▪ Largely elderly patient population (median age at onset is 76 years in USA – 86% of patients >60yrs) unsuitable for HSCT ▪ Patients with high - risk MDS have functionally defective NK cells with severely reduced cytotoxicity and cytokine production ( Kiladjian et al 2006 ) and the level of NK dysfunction is predictive of OS @2yr – 22% versus 89% ( Tsirogianni et al 2019) . ▪ Our in vitro data show that defective NK cells from MDS patients can be primed to the level predictive of >2yr survival with INKmune

REFRACTORY OVARIAN CANCER CLINICAL

Phase 1 Open-label Study of Intraperitoneal INKmune™ in Patients with Relapsed Platinum-resistant, Platinum-refractory, or Platinum-Intolerant Ovarian Cancer

- **Refractory CaOva is an incurable disease**
- Despite optimal surgery and paclitaxel–carboplatin chemotherapy approximately 70% of patients with primary ovarian cancer will relapse in the first 3 years
- Objective response rates to second-line therapies such as weekly paclitaxel, doxorubicin, topotecan and gemcitabine are in the range of 20-30% and **median overall survival is <1 year** (Gordon et al 2000, Markman et al 2002)
- The ascites of CaOva patients contains plentiful NK but few T cells; suggesting that the principal IR to CaOva is NK mediated (supported by failure of CPIs)
- **Our *in vitro* data show that defective NK cells from CaOva ascites can be primed with INKmune to kill NK-resistant CaOva tumor cells**

Primary

1. To evaluate the safety and tolerability of INKmune when given intraperitoneally

Secondary

1. To assess progression-free survival
2. To assess the overall response rate using RECIST v1.1 and/or GCIG CA 125 criteria
3. To assess the duration of RECIST and/or GCIG CA 125 response

Exploratory

1. To assess the pharmacodynamics of INKmune

INmuneBio 39

DN - TNF PATENTS* 2021 composition - of - matter (licensed from Xencor) 2032 Methods for treatment of neurologic disease 2035 use for treatment of cancer (issued in US) 2039 use for treatment of NASH 2040 use for immune mediated complications from COVID - 19/CRS 40 NK PATENTS* 2035 use for treatment of cancer 2039 INB16 composition - of - matter FUTURE Broad Platforms allow for continual R&D and new IP * Subject to issuance by patent granting authority

41 Q1 Q2 2019 Q3 Q4 Q1 Q2 2020 2H 1H 2021 2H NASDAQ Listing $1 Million Park the Cloud Award – Alzheimer’s Association Initial Data on INB03 Phase 1 $1 Million Park the Cloud Award – Alzheimer’s Association INB03 Phase 1 Readout XPro1595 First Patient Enrolled in Phase 1 AD Trial $500,000 ALS Association award Quellor Phase 2 Trial Initiation XPro1595 Phase 1 Data AD Trial INKmune First Patient high - risk MDS Trial FUTURE CATALYSTS INKmune First Patient Ovarian Cancer LIVNate Phase 2 Trial Initiation XPro1595 Phase 2 AD initiation INB03 Combination Phase 2 Beast Cancer Trial

MANAGEMENT TEAM Raymond J . Tesi, MD, CEO/CMO & Chairman of the Board Dr . Tesi has been our President, Chief Executive Officer and acting Chief Medical Officer since the formation of the Company in September 2015 . From November 2011 to May 2015 , Dr . Tesi was CEO, President and Acting Chief Medical Officer of FPRT Bio Inc . , a development - stage biotech company formed to develop XPro 1595 for the treatment of neurodegenerative disease and other inflammatory diseases . From November 2010 to October 2011 , Dr . Tesi was Chief Medical Officer of Adienne SRL, an emerging biotech company in Bergamo, Italy focused on products to treat patients with hematologic malignancy . From June 2007 to September 2010 , Dr . Tesi was CEO and President of Coronado Biosciences, a company he founded . Dr . Tesi received his MD degree from Washington University School of Medicine in 1982 . Dr . Tesi has been a licensed physician since 1982 and Fellow of the American College of Surgery since 1991 . David J . Moss, CFO Mr . Moss has been CFO since the formation of the Company in September 2015 . Mr . Moss has founded, funded and taken public various companies in a variety of industries since 1995 . Mr . Moss sits on the board of CareSpan International, Inc . and China Xiangtai Food Co . Ltd (Nasdaq : PLIN) and also serves as chair of their Audit Committee . Mr . Moss was a founding investor in Reliant Service Group LLC, which was acquired in 2015 by a leading private equity firm . Mr . Moss previously served as Managing Director, Corporate Finance for a New York - based securities firm, where he advised companies on corporate strategy, financings and business development . Prior to that, he served as Managing Partner at a Seattle - based venture capital firm . Mr . Moss holds an MBA from Rice University and a BA in Economics from the University of California, San Diego . Christopher J . Barnum, PhD, Director of Neuroscience Dr . Barnum is the Director of Neuroscience at INmune Bio, Inc . Dr . Barnum is a neuroimmunologist with broad expertise across neurodegenerative and psychiatric diseases holding multiple positions in academia and industry, including Emory University, FPRT Bio . , SonosBio, and most recently Takeda Pharmaceuticals . His focus has been on translating inflammatory therapies into clinical treatments for neurologic diseases using a biomarker - directed approach . Dr . Barnum has been working with XPro 1595 for more than a decade, first at Emory University with Dr . Malú Tansey and subsequently as a consultant for FPRT Bio . , Inc . and INmune Bio, before joining INmune Bio full time in 2018 . Dr . Barnum’s research has been supported by NIH, The Michael J Fox Foundation, and the Alzheimer’s Association . He received his PhD in Neuroscience from Binghamton University . Joshua S . Schoonover, Esq . , Assoc . General Counsel Mr . Schoonover is our in - house counsel, primarily focused on developing intellectual property rights for the Company, as well as managing various licenses and other agreements . Mr . Schoonover has over ten years of experience building and monetizing intellectual property portfolios . His experience also includes multiple transactions, including a recent nine - figure acquisition of a portfolio containing over 230 patent matters which Mr . Schoonover drafted and prosecuted . He received a JD from Western Sierra Law School and a BS in Chemical Physics from San Diego State University . Mr . Schoonover is a member of the State Bar of California and is licensed to practice before the United States Patent & Trademark Office, the Southern District of California and the 9 th Circuit Court of Appeals . The Phoenix Partners TEAM PEDEGREE Mark W . Lowdell, PhD, FRCPath, FRSB, CSO Prof . Lowdell has been a Chief Scientific Officer and Chief Manufacturing Officer since the formation of the Company in September 2015 . Prof . Lowdell is Professor of Cell and Tissue Therapy at University College London, where he has led a translational immunotherapy group since 1994 . Since February 2009 , Prof . Lowdell has also been Director of Cellular Therapy at the Royal Free London NHS Foundation Trust . He received his PhD in clinical immunology from London Hospital Medical College, University of London in 1992 and is a qualified immunopathologist . 42

NON - EMPLOYEE BOARD OF DIRECTORS David Szymkowski, PhD David E . Szymkowski leads the immunology group as Vice President of Cell Biology at Xencor Inc where he is focused on translational development of Fc - engineered and bispecific antibodies for the treatment of autoimmune diseases, allergic diseases, and cancer . Prior to joining Xencor in 2002 , Dr . Szymkowski was a principal scientist in the respiratory group at Roche Bioscience in Palo Alto, CA . With 25 years of big pharma and biotech R&D experience at Roche and at Xencor, Dr . Szymkowski has been instrumental in 10 IND submissions, coauthored over forty papers and reviews, is an inventor on over a dozen patents, and speaks frequently on the development of antibody therapeutics and other biologics . He received his B . A . at Johns Hopkins University and his Ph . D . in molecular and cell biology from Penn State, and completed a postdoc at the Imperial Cancer Research Fund (U . K . ) . J . Kelly Ganjei Mr . Ganjei has been a director since September 2016 . He is Chief Executive Officer of Cognate BioServices, Inc . , a position he has held since 2011 . Mr . Ganjei has over 20 years of experience within the life science, venture capital and IT sectors and has lead companies through various stages of development . Prior to joining Cognate, Mr . Ganjei was Principal at an SBA venture capital firm where he instrumental in supporting deal flow with a specific focus on regenerative medicine, immunotherapy and cell therapy investment opportunities .. He began his career at the National Institutes of Health . Mr . Ganjei has published numerous scientific, peer - reviewed papers and has been a speaker and presenter at various business forums . Mr . Ganjei received his B . S . in Microbiology from the University of Maryland College Park in 1995 . Timothy Schroeder Mr . Schroeder has been a director since December 2016 Mr . Schroeder has more than 35 years of clinical and academic industry experience in global drug and device development programs . He is CEO of CTI Clinical Trial and Consulting Services, a multi - national research firm with locations in North America, Europe, Latin America and Asia - Pacific . Prior to founding CTI, Mr . Schroeder was a faculty member of the University of Cincinnati College of Medicine . He previously served as Executive Vice President of Clinical Development at SangStat Medical Corporation, a firm he co - founded . Mr . Schroeder is a board member for more than a dozen corporate and non - profit organizations . He was named as EY Entrepreneur of the Year in 2015 and was recognized as Top Leader by the Enquirer Media in 2016 . Edgardo (Ed) Baracchini, PhD Mr . Eduardo (“Ed”) Baracchini has been a director since July 2019 . He is also current a member of the board of directors of 4 D Pharma PLC . Prior to providing biotech consulting services since September 2018 , Ed was chief business officer of Xencor, Inc . Ed was associated with Metabasis Therapeutics, initially as vice president of business development, and later as SVP of business development . Ed holds over 25 years of experience in structuring and negotiating research and development partnerships, mergers and acquisitions, and licensing agreements . He has personally, negotiated more than 80 business transactions with multinational and Asian pharmaceutical firms, biotechnology companies, and prominent universities, leading to transactions valued in excess of $ 5 . 3 billion .. Additionally, have been a key member of executive teams that have raised over $ 850 million in private and public financing, and that have successfully completed two IPOs . Ed received his MBA from the University of California, Irvine, his PhD in molecular and cell biology from the University of Texas at Dallas, and his B . S . in microbiology from the University of Notre Dame . BOARD PEDEGREE Marcia Allen Marcia Allen has been a director since November 2019 . Ms . Allen was a founder and served as CFO and Director of The Movie Group, (AMX) the originating company which is today Lionsgate Entertainment (NYSE) . She has more than 25 years with mergers and acquisitions, corporate finance and CFO and CEO experience . Ms . Allen was a Chief Financial Officer and Corporate Development Officer for W . R . Grace & Co . (NYSE) and was based both in Newport Beach, CA with the Restaurant Division and in its New York headquarters . Ms . Allen moved to California from Tennessee where she was part of the founding group of Ruby Tuesday, Inc . , (NYSE) a national restaurant chain . She relocated to join Taco Bell, Inc . as the Company's Chief Financial Officer where she structured and facilitated the acquisition of Taco Bell, Inc . by PepsiCo, Inc . She currently serves as the chairperson of the audit committee for Ark Restaurants Corp (Nasdaq) . Ms . Allen received a Bachelors, Finance and Accounting degree from the University of Tennessee . 43 Scott Juda, JD Mr . Juda has been a director since March 2018 . Mr . Juda is Manager and co - founder of Fossick Capital, a technology - focused hedge fund . Mr . Juda co - founded The Juda Group, Inc . , an institutional capital markets focused broker - dealer division of CCM, where he served as Chief Executive Officer from 2012 to 2016 . Before that, Mr . Juda was at SMH Capital from 2002 to 2011 , serving as a Managing Director in the Investment Banking Group and Chief Operating Officer of The Juda Group subsidiary . From 2000 to 2002 , Mr . Juda was an institutional sales - trader for Sutro & Co . From 1997 to 2000 , Mr . Juda practiced corporate and securities law at Buchalter Nemer LLP . Mr . Juda received his bachelor degree from the University of Southern California and his juris doctor from the University of Pepperdine School Of Law . Mr . Juda is a member of the State Bar of California .

CONTACT US 44 HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM INMB INmune Bio Inc. 1200 Prospect Str. Suite 525 La Jolla, CA 92037 (858) 964 - 3720 www.inmunebio.com